Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF TEXAS
FORT WORTH DIVISION

IN RE:	§	Chapter 11
§
THE BOMBAY COMPANY, INC.,	§	CASE NO. 07-44084-dml-11
THE BOMBAY FURNITURE COMPANY, INC.,	§	CASE NO. 07-44085-dml-11
BBA HOLDINGS, LLC,	§	CASE NO. 07-44086-dml-11
BOMBAY INTERNATIONAL, INC.,	§	CASE NO. 07-44087-dml-11
BAILEY STREET TRADING COMPANY, and	§	CASE NO. 07-44088-dml-11
BMAJ, INC.	§	CASE NO. 07-44061-dml-11
§
	§	Jointly Administered Under
DEBTORS.	§	Case No. 07-44084-dml-11

NOTICE TO STOCKHOLDERS OF THE BOMBAY COMPANY, INC. REGARDING THE
FIRST AMENDED CONSOLIDATED JOINT PLAN OF LIQUIDATION DATED JULY 2, 2008

As you should be aware, The Bombay Company, Inc. (“BBA”), The Bombay Furniture Company, Inc. (“Bombay Furniture”), BBA Holdings, LLC (“BBA Holdings”), Bombay International, Inc. (“Bombay International”), Bailey Street Trading Company (“Bailey Street”), and BMAJ, Inc. (“BMAJ”) (collectively, “Bombay” or the “Debtors”) are currently debtors-in-possession in Chapter 11 bankruptcy cases.  The Debtors and the Official Committee of Unsecured Creditors (the “Committee”) have proposed the First Amended Consolidated Joint Plan of Liquidation of the Debtors Together With the Official Committee of Unsecured Creditors Under Chapter 11 of the Bankruptcy Code (the “Plan”) and the Bankruptcy Court has authorized Bombay to solicit acceptances or rejections of the Plan from holders of claims and equity interests.

The Plan provides for the complete and orderly liquidation of the Debtors.  The Debtors’ assets (principally cash and certain intangible assets) will be transferred to a liquidation trust for distribution to creditors.

Because unsecured creditors are not being paid in full, the priority scheme of the Bankruptcy Code provides that stockholders will not receive a distribution on account of their equity interests in Bombay.  The stock of The Bombay Company, Inc. will be canceled under the Plan, the stockholders are deemed to have rejected the Plan and are not being asked to vote to accept or reject the Plan.

The Bankruptcy Court has scheduled the Confirmation Hearing for August 20, 2008 at 1:30 p.m., Central Time, before the Honorable D. Michael Lynn, United States Bankruptcy Judge, U.S. Bankruptcy Court, 501 W. Tenth Street, Fort Worth, Texas 76102.  The Confirmation Hearing may be adjourned from time to time by oral notice at such hearing.  If you object to confirmation of the Plan, you must file a written objection with the Clerk of the Bankruptcy Court in Fort Worth, Texas, 501 W. Tenth Street, Fort Worth, Texas 76102-3643 on or before August 11, 2008 at 4:00 p.m., Central Time, and serve a copy on the following:

Debtors’ Counsel

HAYNES AND BOONE, LLP		HAYNES AND BOONE, LLP
John D. Penn		Robert D. Albergotti
201 Main Street, Ste. 2200		901 Main Street, Ste. 3100
Fort Worth, Texas 76102		Dallas, Texas 75202
Telephone:	817.347.6610	Telephone:	214.651.5613
Telecopy:	817.348.2300	Telecopy:	214.200.0350
Email:	john.penn@haynesboone.com	Email:	robert.albergotti@haynesboone.com

Committee Counsel		Office of the United States Trustee

COOLEY GODWARD KRONISH LLP		George McElreath
Cathy Hershcopf		Office of the United States Trustee
1114 Avenue of the Americas		1100 Commerce Street, Room 976
New York, NY 10036-7798		Dallas, Texas 75242
Telephone:	212.479.6138	Telephone:	214.767.8967
Telecopy:	212.937.2041	Telecopy:	214.767.8971
Email:	chershcopf@cooley.com

Address of Bankruptcy Court Clerk
FORSHEY & PROSTOK, L.L.P.
Jeff P. Prostok		United States Bankruptcy Court
777 Main Street, Ste. 1290		Northern District of Texas, Fort Worth Division
Fort Worth, Texas 76102		501 West 10th Street
Telephone:	817.877.8855	Fort Worth, Texas 76102-3643
Telecopy:	817.877.4151	Telephone:	817.333.6000
Email:	jprostok@forsheyprostok.com

Pursuant to an order of the Bankruptcy Court, the Debtors are not providing you with a copy of the Plan or Disclosure Statement for the Plan. Copies of both the Disclosure Statement and the Plan are available at www.alixpartners.com/bombay.

Any questions regarding this notice should be directed to one of the attorneys listed above or the following person at Haynes and Boone, LLP, counsel for the Debtors:

Kim Morzak
Paralegal
Kim.Morzak@haynesboone.com
214-651-5420

NOTICE: IF YOU HOLD EQUITY SECURITIES OF THE BOMBAY COMPANY, INC. AS NOMINEE OR FOR THE BENEFIT OF ANOTHER PARTY, YOU ARE DIRECTED TO DELIVER A COPY OF THIS NOTICE TO ALL BENEFICIAL HOLDERS OF SUCH EQUITY SECURITIES REGISTERED UNDER YOUR NAME.

Dated: July 3, 2008	THE BOMBAY COMPANY, INC., et al